UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                DECEMBER 21, 2005
                        (Date of earliest event reported)

                          ----------------------------

                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

             000-50895                                    02-0497440
--------------------------------------------------------------------------------
      (Commission File Number)                          (IRS Employer
                                                      Identification No.)

                      C/O WEST WINDSOR PROFESSIONAL CENTER
                                51 EVERETT DRIVE
                                   SUITE A-20
                             WEST WINDSOR, NJ 08550
              (Address of Principal Executive Offices and zip code)

                                  609-799-1889
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Lanbo - 8-K Item 8.01

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

         On December 21, 2005, each of Pingji Lu, Yulong Wan, Genxiang Xiao, and Xiaohong Feng, has resigned from his respective officer and/or director position with Lanbo Financial Group, Inc. (the "Company"), effective on such date. Pingji Lu had served as Chairman and Chief Executive Officer of the Company; Yulong Wan had served as the Chief Financial Officer of the Company; Genxiang Xiao had served as the Executive Vice President and Chief Operating Officer of the Company and was a Director; and Xiaohong Feng had served as a Director of the Company.

         There were no disagreements between each of the above named persons and the Company on any matter relating to the Company's operations, policies or practices, which resulted in his resignation.

         Yaru Du remains the sole Director of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LANBO FINANCIAL GROUP, INC.


Date:  December 22, 2005        By: /s/ Pingji Lu
                                    -------------------------------------------
                                    Name: Pingji Lu
                                    Title: Chairman and Chief Executive Officer